                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-1

Original Principal Balance                   229,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                    39,656,840.83    173.173977

              Principal Amount of Notes as of Current Distribution
              Date                                                                             0.00      0.000000

                                         Pool Factor                                       0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             39,656,840.83                    173.173977
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                    39,656,840.83                    173.173977

              Principal Distribution Amount                           39,656,840.83                    173.173977
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  60,812.44                      0.265557
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                         60,812.44                      0.265557

              Interest Distribution Amount                                60,812.44                      0.265557
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000


                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-2

Original Principal Balance                                458,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                   458,000,000.00   1000.000000

              Principal Amount of Notes as of Current Distribution
              Date                                                                   445,054,175.14    971.734007

                                         Pool Factor                                       0.971734

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             12,945,824.86                     28.265993
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                    12,945,824.86                     28.265993

              Principal Distribution Amount                           12,945,824.86                     28.265993
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 973,250.00                      2.125000
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        973,250.00                      2.125000

              Interest Distribution Amount                               973,250.00                      2.125000
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-3

Original Principal Balance                   348,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                   348,000,000.00   1000.000000

              Principal Amount of Notes as of Current Distribution
              Date                                                                   348,000,000.00   1000.000000

                                         Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                      0.000000
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                      0.000000

              Principal Distribution Amount                                    0.00                      0.000000
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 957,000.00                      2.750000
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        957,000.00                      2.750000

              Interest Distribution Amount                               957,000.00                      2.750000
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-4

Original Principal Balance                                341,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                   341,000,000.00   1000.000000

              Principal Amount of Notes as of Current Distribution
              Date                                                                   341,000,000.00   1000.000000

                                         Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                      0.000000
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                      0.000000

              Principal Distribution Amount                                    0.00                      0.000000
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,116,775.00                      3.275000
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                      1,116,775.00                      3.275000

              Interest Distribution Amount                             1,116,775.00                      3.275000
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class B-1

Original Principal Balance                                 60,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                    60,000,000.00   1000.000000

              Principal Amount of Notes as of Current Distribution Date               60,000,000.00   1000.000000

                                         Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                      0.000000
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                      0.000000

              Principal Distribution Amount                                    0.00                      0.000000
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 175,500.00                      2.925000
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        175,500.00                      2.925000

              Interest Distribution Amount                               175,500.00                      2.925000
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class C-1

Original Principal Balance                                         64,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                    64,000,000.00   1000.000000

              Principal Amount of Notes as of Current Distribution
              Date                                                                    64,000,000.00   1000.000000

                                         Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                      0.000000
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                      0.000000

              Principal Distribution Amount                                    0.00                      0.000000
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 192,000.00                      3.000000
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        192,000.00                      3.000000

              Interest Distribution Amount                               192,000.00                      3.000000
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class D-1

Original Principal Balance                                         52,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

              Principal Amount of Notes as of Prior Distribution
              Date                                                                    52,000,000.00   1000.000000

              Principal Amount of Notes as of Current Distribution
              Date                                                                    52,000,000.00   1000.000000

                                         Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                      0.000000
              Plus: Prior Principal Carryover                                  0.00                      0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                      0.000000

              Principal Distribution Amount                                    0.00                      0.000000
                                                                   ----------------

              Current Principal Carryover                                                      0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 176,366.67                      3.391667
              Plus: Prior Interest Carryover                                   0.00                      0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        176,366.67                      3.391667

              Interest Distribution Amount                               176,366.67                      3.391667
                                                                   ----------------

              Current Interest Carryover                                                       0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

              Aggregate Principal Balance                          1,385,498,525.15

              Overcollateralization Amount                            75,444,350.01

              Servicing Fee                                            1,490,819.00                      0.000932

              Spread Account                                          13,854,985.25
              Net Change in Spread Account                              (456,874.99)

              Net Collections                                         57,266,781.60

              Aggregate Principal Balance of Delinquent Contracts      4,746,794.78

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================